GENERAL	12 Months Ended
Dec. 31, 2013
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Radware Ltd. ("the Company"), an Israeli corporation commenced operations in April 1997. The Company and its subsidiaries ("the Group") are engaged in the development, manufacture and sale of Application Delivery and Application Security solutions that provide end-to-end availability, performance and security of business-critical network applications. The Company's products are marketed worldwide.

b.
The Company has established wholly-owned subsidiaries in the United States, France, Germany, Singapore, the United Kingdom, Japan, Korea, Canada, India, Australia Italy and China. The Company holds 91.0% of its Israeli subsidiary. In addition, the Company has established representative offices in China and Taiwan. The Company's subsidiaries are engaged primarily in sales, marketing and support activities, except for the Israeli subsidiary which is engaged primarily in real-time consumer applications across the web. The Israeli subsidiary's operations were immaterial for the years ended December 31, 2011, 2012 and 2013.

c.
The Company depends on four major suppliers to supply certain components for the production of its products. If one of these suppliers fails to deliver or delays the delivery of the necessary components, the Company will be required to seek alternative sources of supply. A change in suppliers could result in manufacturing delays, which could cause a possible loss of sales and, consequently, could adversely affect the Company's results of operations and financial position.

d.
On April 12, 2013, the Company effected a stock split of its Ordinary shares of two for one (2:1) and accordingly the par value of the Ordinary shares has changed from NIS 0.1 to NIS 0.05 per share. The earnings per share figures or results, stock options activity and share data presented for all periods were adjusted to reflect the stock split.